STATEMENT OF INVESTMENTS
BNY Mellon Global Stock Fund

August 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.4%
Australia - 1.8%
CSL	115,300		24,322,152
Canada - 2.2%
Alimentation Couche-Tard, Cl. B	874,700		28,547,536
China - 1.3%
CNOOC	15,260,000		17,366,416
Denmark - 2.2%
Novo Nordisk, Cl. B	436,800		28,931,396
Finland - 1.5%
Kone, Cl. B	235,400		20,180,904
France - 3.8%
L'Oreal	76,600		25,311,598
LVMH Moet Hennessy Louis Vuitton	54,100		25,359,260
			50,670,858
Hong Kong - 5.4%
AIA Group	3,621,800		37,291,894
CLP Holdings	1,301,000		12,783,044
Hong Kong & China Gas	7,441,838		10,831,196
Jardine Matheson Holdings	264,500		11,109,000
			72,015,134
Ireland - 2.0%
Experian	714,500		26,647,510
Japan - 8.9%
FANUC	138,100		24,258,608
Keyence	105,328		43,437,918
Shin-Etsu Chemical	223,800		27,226,200
SMC	41,500		22,823,727
			117,746,453
Spain - 1.8%
Industria de Diseno Textil	865,000		24,309,435
Switzerland - 7.6%
Nestle	215,100		25,832,464
Novartis	310,000		26,762,985
Roche Holding	80,300		28,044,372
SGS	7,900		20,432,767
			101,072,588
Taiwan - 3.2%
Taiwan Semiconductor Manufacturing, ADR	537,000	[a]	42,557,250

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.4% (continued)
United Kingdom - 5.6%
Compass Group		1,018,000		16,608,704
Linde		126,500		31,592,110
Reckitt Benckiser Group		267,400		26,844,266
				75,045,080
United States - 51.1%
Adobe		61,300	[b]	31,470,807
Alphabet, Cl. C		21,297	[b]	34,803,131
Amphenol, Cl. A		277,500		30,469,500
Automatic Data Processing		156,300		21,739,767
Booking Holdings		14,410	[b]	27,529,585
Cerner		362,300		26,581,951
Cisco Systems		576,000		24,318,720
Cognizant Technology Solutions, Cl. A		441,200		29,498,632
Colgate-Palmolive		358,100		28,383,006
Edwards Lifesciences		361,500	[b]	31,031,160
EOG Resources		383,800		17,401,492
Fastenal		544,600		26,609,156
Illumina		50,500	[b]	18,039,610
Intuitive Surgical		45,000	[b]	32,887,800
IPG Photonics		78,700	[b]	12,728,151
Johnson & Johnson		186,200		28,564,942
Mastercard, Cl. A		124,000		44,415,560
Microsoft		198,600		44,790,258
NIKE, Cl. B		267,000		29,874,630
Oracle		451,700		25,846,274
Stryker		128,200		25,404,112
Texas Instruments		105,700		15,025,255
The TJX Companies		440,000		24,107,600
The Walt Disney Company		190,400		25,108,048
Waters		106,900	[b]	23,118,194
				679,747,341
Total Common Stocks (cost $606,637,878)				1,309,160,053
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,360,904)	0.20	18,360,904	[c]	18,360,904
Total Investments (cost $624,998,782)		99.8%		1,327,520,957
Cash and Receivables (Net)		.2%		2,712,727
Net Assets		100.0%		1,330,233,684

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $16,846,014 and the value of the collateral was $17,506,842, consisting of U.S. Government & Agency securities.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Stock Fund

August 31, 2020 (Unaudited)

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,309,160,053		-	1,309,160,053
Investment Companies	18,360,904	-	-	18,360,904

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At August 31, 2020, accumulated net unrealized appreciation on investments was $702,522,175, consisting of $714,583,932 gross unrealized appreciation and $12,061,757 gross unrealized depreciation.

At August 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.